Supplement to the
Fidelity® Magellan® Fund
May 21, 2003
Prospectus

The following information supplements the information found on the back cover of the prospectus.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow us to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and TIN and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as driver's licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help us identify the entity.

On June 19, 2003, the Board of Trustees of Fidelity Magellan Fund authorized elimination of the fund's 3.00% front-end sales charge. Beginning June 23, 2003, after 4:00 p.m. Eastern time, purchases of shares of the fund will not be subject to a sales charge. Information in this prospectus specific to front-end sales charges for this fund is no longer applicable.

The following information replaces similar information found under the heading "Average Annual Returns" in the "Performance" section on page 4.

The returns in the following table include the effect of Magellan's 3.00% maximum applicable front-end sales charge, which has been eliminated on any purchases made after 4:00 p.m. Eastern time on June 23, 2003.

The following information replaces similar information found in the "Fee Table" section on page 5.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributionsA	None
Deferred sales charge (load) on redemptions	None

MAG-03-03 October 1, 2003
1.480658.109

A The fund may impose a 3.00% sales charge on purchases upon 60 days notice to shareholders.

The following information supplements the information found in the "Buying Shares" section beginning on page 10.

Under applicable anti-money laundering regulations and other federal regulations, orders to purchase shares may be suspended, restricted or cancelled and the proceeds may be withheld.

The following information supplements the information found in the "Selling Shares" section beginning on page 11.

  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, cancelled or processed and the proceeds may be withheld.

The following information supplements the information found in the "Exchanging Shares" section beginning on page 12.

  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, cancelled or processed and the proceeds may be withheld.

The following information supplements the information found in the "Features and Policies" section beginning on page 13.

You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.